UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2021

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of stockholders (the “2021 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 20, 2021 for the purposes of: (i) electing 13 directors to serve on the Board of Directors until the 2022 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2020 named executive officer compensation; and (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2021 fiscal year. Stockholders representing 187,734,410 shares, or 90.29% of the Corporation’s common stock as of the February 22, 2021 record date, voted in person or by proxy. Final voting results are as follows.
Election of Directors
All 13 nominees for director named in the proxy statement for the 2021 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	154,547,349	22,158,023	214,007	10,815,031
Susan Crown	170,661,205	6,040,516	217,658	10,815,031
Dean M. Harrison	176,102,993	531,802	284,584	10,815,031
Jay L. Henderson	158,676,128	18,026,992	216,259	10,815,031
Marcy S. Klevorn	176,231,726	465,513	222,140	10,815,031
Siddharth N. (Bobby) Mehta	171,415,037	5,088,407	415,935	10,815,031
Michael G. O’Grady	169,102,412	7,455,826	361,141	10,815,031
Jose Luis Prado	173,862,902	2,841,838	214,639	10,815,031
Thomas E. Richards	170,808,442	5,890,246	220,691	10,815,031
Martin P. Slark	175,656,658	1,026,386	236,335	10,815,031
David H. B. Smith, Jr.	174,089,768	2,655,723	173,888	10,815,031
Donald Thompson	175,468,988	1,226,472	223,919	10,815,031
Charles A. Tribbett III	170,160,680	6,536,227	222,472	10,815,031

Approval of 2020 Named Executive Officer Compensation
The 2020 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
167,662,192	8,954,856	302,331	10,815,031

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2021 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
182,743,476	4,885,985	104,949	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

Dated:	April 22, 2021	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Senior Vice President, Associate General Counsel and Corporate Secretary